SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) March 31, 1999
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                           AvTel Communications, Inc.
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             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-27580
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         Delaware                                                87-0378021
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(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)


501 Bath Street, Santa Barbara, California  93101
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(Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code: 805-884-6300
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(Former Name or Former Address, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS

     On March 31, 1999, Registrant issued a press release announcing its financial results for the year and fourth quarter ended December 31, 1998. Registrant's press release also noted that Registrant had engaged a financial advisor to assist Registrant in arranging up to $15 million in private equity-based financing. The press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION  AND
         EXHIBITS

         C.   EXHIBITS.

     Exhibit 99.1 Press Release dated March 31, 1999, regarding (i) Registrant's financial results for the year and fourth quarter ended December 31, 1998, and
(ii) Registrant's engagement of a financial advisor in connection with a proposed private placement of equity securities.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   AVTEL COMMUNICATIONS, INC.



                                   By:      /S/ ANTHONY E. PAPA
                                      -----------------------------------------
                                   Anthony E. Papa
                                   Chief Executive Officer


Date: April 1, 1999

                                  EXHIBIT INDEX


Exhibit 99.1 Press Release dated March 31, 1999, regarding (i) Registrant's financial results for the year and fourth quarter ended December 31, 1998, and
(ii) Registrant's engagement of a financial advisor in connection with a proposed private placement of equity securities. (Begins on Page 5).